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                                                                  Exhibit 10.35


                              U.S. INDUSTRIES, INC.
                                MASTER AGREEMENT


                                                                  CONFORMED COPY

                               WAIVER AND CONSENT
                           DATED AS OF JANUARY 7, 2002

                  This WAIVER AND CONSENT dated as of January 7, 2002, under the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 between U.S. Industries, Inc. ("USI"), USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Rexair Holdings, Inc., Rexair, Inc. and the other subsidiaries of USI party thereto as Loan Parties, Wilmington Trust Company and David A. Vanaskey, as Collateral Trustees, Bank of America, N.A., as agent and the various bank and other lender parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "MASTER AGREEMENT"). Capitalized terms used without definition in this Waiver and Consent shall have the meanings provided in the Master Agreement.


                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, the Loan Parties have requested that the Majority Banks provide certain waivers of compliance with the terms of the Master Agreement in connection with the proposed disposition of Collateral (the "STRATEGIC ASSET SALE") described in the letter of intent dated December 21, 2001 between Strategic Industries, LLC ("STRATEGIC") and USI (the "STRATEGIC LETTER");

                  WHEREAS, the Majority Banks are willing to grant the requests of the Loan Parties as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. CONSENT. Subject to the occurrence of the Effective Date, the Majority Banks agree as follows:

                  (a) STRATEGIC ASSET SALE. The Majority Banks hereby consent, without further recourse to Strategic and its affiliates, and agree not to challenge the Strategic Asset Sale in any proceeding. In this connection, the Steering Committee Majority hereby authorizes the Debt Coordinator to instruct the Collateral Trustees or the Rexair Collateral Agent, as applicable, to release the Collateral so disposed from the Rexair Debt Lien, the Shared Collateral Lien or

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         the Non-Shared Lien on their behalf pursuant to Section 8.06 of the
         Master Agreement. For purposes of this Waiver and Consent, the term "affiliates" shall not include USI, any of its Subsidiaries or any of its or their respective directors or officers.

                  (b) SINGLE TRANSACTION. The Majority Banks hereby agree that all elements of the Strategic Asset Sale shall be considered a single transaction for purposes of the requirements of the negative covenant contained in Section 6.02(e)(iv) and clause (a)(ii)(C) of the first proviso to Section 8.06 of the Master Agreement that the purchase price for the Strategic Asset Sale be no less than fair market value.

         SECTION 2. WAIVERS. Subject to the occurrence of the Effective Date, the Majority Banks agree as follows:

                  (a) INITIAL CERTIFICATE. The Majority Banks hereby agree to waive the requirement of subsection (a)(i) of the first proviso to
         Section 8.06 of the Master Agreement that USI provide to the Majority Banks the Initial Certificate with respect to the Strategic Asset Sale at least 10 Business Days prior to the closing thereof; PROVIDED that USI shall deliver such Initial Certificate to each of the Majority Banks at least 3 Business Days prior to the closing thereof.

                  (b) NOTICE OF PARTIAL RELEASE. The Majority Banks hereby agree to waive the requirement of subsection (a) to Section 8.01 of the USI Collateral Trust Agreement that USI provide to the Collateral Trustees and the Debt Coordinator the Initial Certificate and Notice of Partial Release with respect to the Strategic Asset Sale at least 10 Business Days prior to the closing thereof; PROVIDED that -------- USI shall deliver such Initial Certificate and Notice of Partial Release to the Collateral Trustees and the Debt Coordinator at least 3 Business Days prior to the closing thereof.

         SECTION 3. CONDITION TO EFFECTIVENESS. The provisions of this Waiver and Consent shall become effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, the Debt Coordinator shall have received counterparts of this Waiver and Consent duly executed by each of the Loan Parties and the Majority Banks.

         SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES AND CERTAIN ACKNOWLEDGEMENTS AND AGREEMENTS. Each of the Loan Parties hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Master Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Waiver and Consent, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date or are waived hereby. In addition, each of the Loan Parties hereby acknowledges and restates, on and as of the Effective Date, each of its statements and agreements in Sections 8.02(d) and 8.03 of the Master Agreement.


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                  SECTION 5. REFERENCE TO AND EFFECT ON THE TRANSACTION
DOCUMENTS. (a) On and after the effectiveness of this Waiver and Consent, each reference in the Master Agreement to "hereunder", "hereof" or words of like import referring to the Master Agreement, and each reference in the other Transaction Documents to the "Master Agreement", "thereunder", "thereof" or words of like import referring to the Master Agreement, shall mean and be a reference to the Master Agreement as modified by this Waiver and Consent.

                  (b) The Master Agreement and each of the other Transaction Documents, as specifically modified by this Waiver and Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Waiver and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Debt Coordinator under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION 6. TERMINATION. Each of the waivers and consents set forth in Sections 1 and 2 hereof shall terminate and be of no further force and effect on January 31, 2002 unless the Strategic Asset Sale shall have been fully consummated on or before such date.

                  SECTION 7. EXECUTION IN COUNTERPARTS. This Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Consent.

                  SECTION 8. GOVERNING LAW. This Waiver and Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Master Agreement, as if this were a part of the Master Agreement.

                  SECTION 9. ENTIRE AGREEMENT; MODIFICATION. This Waiver and Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto. Strategic and its affiliates are third-party beneficiaries of this Waiver and Consent.

                  SECTION 10. WAIVER PROVISIONS. This Waiver and Consent is subject to the provisions of Section 10.01 of the Master Agreement and Section
9.01 of the USI Collateral Trust Agreement.

              [The rest of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                               ---------------------------------
                                               Title: Managing Director


                                            PNC Bank, N.A.


                                            By: /s/ James R. Degenova
                                               ---------------------------------
                                               Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                               ---------------------------------
                                               Title: Managing Director


                                            Bank One, N.A. (Main Office Chicago)


                                            By: /s/ Dianne M. Stark
                                               ---------------------------------
                                               Title: First Vice President


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                                             BANK OF AMERICA, N.A.


                                             By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                             Credit Lyonnais New York Branch


                                             By: /s/ Sandra E. Horwitz
                                                --------------------------------
                                                Title: Senior Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            Citibank, N.A.


                                            By: /s/ Susan Dollinger
                                                --------------------------------
                                                Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            STB Delaware Funding Trust I


                                            By: /s/ Donald C. Hargadon
                                                --------------------------------
                                                Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            Deutsche Bank


                                            By: /s/ David J. Bell
                                                --------------------------------
                                                Title: Director


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            JP Morgan Chase Bank


                                            By: /s/ Stephanie Parker
                                                --------------------------------
                                                Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            HSBC Bank USA


                                            By: /s/ John Northington
                                                --------------------------------
                                                Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            The Dai-Ichi Kangyo Bank, Limited


                                            By: /s/ Matthew G. Murphy
                                                --------------------------------
                                                Title: Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            The Bank of Nova Scotia


                                            By: /s/ John Campbell
                                                --------------------------------
                                                Title: Managing Director


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            Farallon Jacuzzi, LLC
                                            By Farallon Capital Management, LLC


                                            By: /s/ Meridee Moore
                                                --------------------------------
                                                Title: Managing Member


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                                --------------------------------
                                                Title: Managing Director


                                            The Bank of New York


                                            By: /s/ David C. Judge
                                                --------------------------------
                                                Title: Senior Vice President


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                              BANK OF AMERICA, N.A.


                              By: /s/ Henry Yu
                                 -----------------------------------------------
                                 Title: Managing Director


                              Standard Federal Bank F/K/A Michigan National Bank


                              By: /s/ David J. Bartlett
                                 -----------------------------------------------
                                 Title: First Vice President


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                                            BANK OF AMERICA, N.A.


                                            By: /s/ Henry Yu
                                               ---------------------------------
                                               Title: Managing Director


                                            Societe Generale


                                            By: /s/ Daniel Kelly
                                               ---------------------------------
                                               Title: Director


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AMES TRUE TEMPER PROPERTIES, INC.
AMES TRUE TEMPER, INC.
ARCHITECTURAL AREA LIGHTING, INC.
ARROW CONSOLIDATED CORPORATION
ASTERIA COMPANY
BATHCRAFT INC.
BAYLIS BROTHERS, INC.
BRUCKNER MANUFACTURING CORP.
CARLSBAD CORP.
COLUMBIA LIGHTING, INC.
COLUMBIA LIGHTING-LCA, INC.
COLUMBIA LIGHTING MFG., CO.
COLUMBIA LIGHTING PROPERTIES, INC.
COLUMBIA MATERIALS, LLC
COMPAX CORP.
DUAL-LITE INC.
DUAL-LITE MANUFACTURING, INC.
ELJER INDUSTRIES, INC.
ELJER PLUMBINGWARE, INC.
ENVIRONMENTAL ENERGY COMPANY
EZ HOLDINGS, INC.
GARY CONCRETE PRODUCTS, INC.
GATSBY SPAS, INC.
HL CAPITAL CORP.
IXL MANUFACTURING COMPANY, INC.
JACUZZI INC.
JACUZZI WHIRLPOOL BATH, INC.
JUSI HOLDINGS, INC.
KIM LIGHTING INC.
KLI, INC.
LCA GROUP INC.
LCA (NS) INC.
LIGHTING CORPORATION OF AMERICA, INC.
LOKELANI DEVELOPMENT CORPORATION
LUXOR INDUSTRIES, INC.
MAILI KAI LAND DEVELOPMENT CORPORATION
MOBILITE INC.
NEPCO OF AUSTRALIA, INC.
NEPCO OF CANADA, INC.
NEPCO OF FORD HEIGHTS, INC.
NEPCO OF FULTON, INC.
NEPCO OF PAKISTAN, INC.
NISSEN UNIVERSAL HOLDINGS INC.
OUTDOOR PRODUCTS LLC
PH PROPERTY DEVELOPMENT COMPANY
PRESCOLITE LITE CONTROLS, INC.
PRESCOLITE, INC.
PROGRESS LIGHTING INC.
PROGRESSIVE LIGHTING, INC. (NC)
PROGRESSIVE LIGHTING, INC. (SC)
PROGRESS LIGHTING PROPERTIES, INC.
REDMONT, INC.
REXAIR, INC.
REXAIR HOLDINGS, INC.
SANITARY-DASH MANUFACTURING CO., INC.

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SELKIRK CANADA U.S.A., INC.
SELKIRK EUROPE U.S.A., INC.
SELKIRK, INC.
SPAULDING LIGHTING, INC.
STRATEGIC CAPITAL MANAGEMENT, INC.
STRATEGIC MEMBERSHIP COMPANY
STREAMWOOD CORPORATION
SUNDANCE SPAS, INC.
TA LIQUIDATION CORP.
TRIMFOOT CO.
TT LIQUIDATION CORP.
UGE LIQUIDATION INC.
UNITED STATES BRASS CORP.
U.S. INDUSTRIES, INC.
USI AMERICAN HOLDINGS, INC.
USI ATLANTIC CORP.
USI CAPITAL, INC.
USI FUNDING, INC.
USI GLOBAL CORP.
USI PROPERTIES, INC.
USI REALTY CORP.
ZURCO, INC.
ZURNACQ OF CALIFORNIA, INC.
ZURN (CAYMAN ISLANDS), INC.
ZURN CONSTRUCTORS, INC.
ZURN DEVCO, INC.
ZURN EPC SERVICES, INC.
ZURN GOLF HOLDING CORPORATION
ZURN INDUSTRIES, INC.



By: /s/ Steven C. Barre
   -----------------------------------------------------
   Title: Vice President